Exhibit 4.13.1

SCHEDULE OF EXCLUSIVE TECHNICAL CONSULTANCY AND SERVICES AGREEMENTS BETWEEN

CERTAIN PRC SUBSIDIARY OF SOUFUN HOLDINGS LIMITED AND A CONSOLIDATED CONTROLLED ENTITY

	Date of Agreement	Party A	Party B	Shareholders of Party B	Services provided by Party A
1.	December 12, 2006	Beijing SouFun Network Technology Co., Ltd.	Shanghai China Index Consultancy Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai
2.	December 12, 2006	Beijing SouFun Network Technology Co., Ltd.	Shanghai SouFun Advertising Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai
3.	November 15, 2010(1)	Beijing Hong An Tu Sheng Network Technology Co., Ltd.	Beijing Century Jia Tian Xia Technology Development Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai
4.	March 25, 2010 (retroactive to September 1, 2009)	Beijing SouFun Network Technology Co., Ltd.	Tianjin Xin Rui Jia Tian Xia Advertising Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai
5.	July 8, 2011(1)	SouFun Media Technology (Beijing) Co., Ltd.	Beijing Yi Ran Ju Ke Technology Development Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai
6.	March 25, 2010 (retroactive to September 10, 2009)	Beijing SouFun Network Technology Co., Ltd.	Beijing Li Tian Rong Ze Technology Development Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai

	Date of Agreement	Party A	Party B	Shareholders of Party B	Services provided by Party A
7.	August 17, 2006 (retroactive to March 16, 2006)	Beijing SouFun Network Technology Co., Ltd.	Beijing China Index Information Co., Ltd.	Beijing Jia Tian Xia Advertising Co., Ltd.

a.  Provision of technical support and professional training for Party B to carry out business;

b.  Provision of maintenance for computer rooms;

c.  Provision of a full package of website design, and service of design, installation, test and maintenance of internet and computer system;

d.  Provision of internet office and relative maintenance;

e.  Provision of overall security service in relation to website;

f.   Provision of the whole structure design and its implementation of website, including installation of web server and technical service such as 7×24 daily maintenance, and resolutions in relation to governance and technical problems resulting from internet performing of Party B;

g.  Provision of database support and software products;

h.  Information consultation in relation to real estate.

Beijing SouFun Internet Information Service Co., Ltd.
8.	March 25, 2010 (retroactive to March 16, 2006)	Beijing SouFun Network Technology Co., Ltd.	Beijing Jia Tian Xia Advertising Co., Ltd.	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai

9.	August 17, 2006 (retroactive to March 16, 2006)	Beijing SouFun Network Technology Co., Ltd.	Beijing SouFun Science and Technology Development Co., Ltd.	Tianquan Mo

a.  Provision of technical support and professional training for Party B to carry out business;

b.  Provision of maintenance for computer rooms;

c.  Provision of a full package of website design, and service of design, installation, test and maintenance of internet and computer system;

d.  Provision of internet office and relative maintenance;

e.  Provision of overall security service in relation to website;

f.   Provision of the whole structure design and its implementation of website, including installation of web server and technical service such as 7×24 daily maintenance, and resolutions in relation to governance and technical problems resulting from internet performing of Party B;

g.  Provision of database support and software products;

h.  Information consultation in relation to real estate.

Jiangong Dai

10.	November 22, 2007	Beijing SouFun Network Technology Co., Ltd.	Tianjin Jia Tian Xia Advertising Co., Ltd	Tianquan Mo

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Jiangong Dai

	Date of Agreement	Party A	Party B	Shareholders of Party B	Services provided by Party A
11.	August 17, 2006 (retroactive to March 16, 2006)	Beijing SouFun Network Technology Co., Ltd.	Shanghai Jia Biao Tang Real Estate Broking Co., Ltd.	Beijing Jia Tian Xia Advertising Co., Ltd.

a.  Provision of information of potential advertisers;

b.  Provision of information database support and software products for Party B’s business;

c.  Provision of technical support for advertisements produced by Party B;

d.  Provision of installation, test, maintenance and technical support for Party B’s computer systems.

Beijing SouFun Internet Information Service Co., Ltd.
12.	August 17, 2006 (retroactive to March 16, 2006)	Beijing SouFun Network Technology Co., Ltd.	Beijing SouFun Internet Information Service Co., Ltd.	Tianquan Mo

a.  Provision of technical support and professional training for Party B to carry out business;

b.  Provision of maintenance for computer rooms;

c.  Provision of a full package of website design, and service of design, installation, test and maintenance of internet and computer system;

d.  Provision of internet office and relative maintenance;

e.  Provision of overall security service in relation to website;

f.   Provision of the whole structure design and its implementation of website, including installation of web server and technical service such as 7×24 daily maintenance, and resolutions in relation to governance and technical problems resulting from internet performing of Party B;

g.  Provision of database support and software products;

h.  Information consultation in relation to real estate.

Jiangong Dai

(1)	See the footnote (1) in the exhibit titled “Schedule of Amendment Agreements Relating to Exclusive Technical Consultancy and Services Agreement, Exclusive Call Option Agreement, Operating Agreement and Other Agreements among certain PRC subsidiaries of SouFun Holdings Limited, a consolidated controlled entity, shareholders of the consolidated controlled entity and SouFun Holdings Limited”.